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               MFS INSTITUTIONAL EMERGING MARKETS FIXED INCOME FUND
                                   A SERIES OF
                             MFS INSTITUTIONAL TRUST
                          (THE "EMERGING MARKETS FUND")

                  SUPPLEMENT TO THE DECEMBER 1, 1995 PROSPECTUS

The following information should be read in conjunction with the Fund's Prospectus and Statement of Additional Information dated December 1, 1995 and contains financial information and other changes with respect to the Emerging Markets Fund.

ANNUAL OPERATING EXPENSES (AS PERCENTAGE OF AVERAGE NET ASSETS):*

 Management Fees.......................................................0.85%
 Other Expenses (after expense reduction)** ...........................0.40%
 Total Operating Expenses (after expense reduction)**..................1.25%

 * Based on estimates of expenses for the fiscal year ending June 30, 1996.
** The Adviser has agreed to bear until December 31, 2005, subject to reimbursement as described under "Information Concerning Shares of the Funds
    - Expenses," expenses of the Fund such that Total Operating Expenses do not exceed, on an annualized basis, 1.25% of its average daily net assets during the current fiscal year and each fiscal year thereafter through December 31, 2005. Absent such arrangement, estimated Other Expenses and Total Operating Expenses for the Fund for the current fiscal year would be 2.70% and 3.55%, respectively, per annum of the Fund's average daily net assets.
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CONDENSED FINANCIAL INFORMATION

The following information should be read in conjunction with the financial statements included in the February 8, 1996 Supplement to the Statement of Additional Information (which have not been audited).

                              FINANCIAL HIGHLIGHTS
                              EMERGING MARKETS FUND
                         PERIOD ENDED DECEMBER 31, 1995*

PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD):

 Net asset value - beginning of period...........................$10.00
                                                                 ------
 Income from investment operations# -
    Net investment income**......................................$ 0.39
    Net realized and unrealized gain on investments .............  0.08
                                                                 ------
      Total from investment operations ..........................$ 0.47
 Less distributions declared to shareholders from
    net investment income ....................................... (0.38)
                                                                 ------
 Net asset value - end of period ................................$10.09
                                                                 ------

 Total return.................................................... 4.73%++
 RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA**:
    Expenses..................................................... 1.25%+
    Net Investment Income........................................10.15%+
 PORTFOLIO TURNOVER................................................ 50%
 NET ASSETS AT END OF PERIOD (000 OMITTED).......................$2,094

* For the period from the commencement of investment operations, August 7, 1995, to December 31, 1995.
+  Annualized.
++ Not Annualized.
#  Per share data is based on average shares outstanding.
** The Adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.25% of average daily net assets. Absent such arrangement, the net investment income per share and the ratios would have been:
 Net investment income .........................................$ 0.30
 Expenses.......................................................3.55%+
 Net investment income..........................................7.85%+

                THE DATE OF THIS SUPPLEMENT IS FEBRUARY 8, 1996.